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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A (Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement                [_] Confidential, for Use of the
Commission Only (as permitted by
Rule 14a-6(e)(2))
[_] Definitive Proxy Statement
[X] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-12

priceline.com Incorporated
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(Name of Registrant as Specified in its Charter)
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: _________________________________

(2)	Aggregate number of securities to which transaction applies: _________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
_________________________________

(4)	Proposed maximum aggregate value of transaction: _________________________________

(5)	Total fee paid: _________________________________

[_]	Fee paid previously with preliminary materials.

[_]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: _________________________________

(2)	Form, Schedule or Registration Statement No.: _________________________________

(3)	Filing Party: _________________________________

(4)	Date Filed: _________________________________

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PRICELINE.COM INCORPORATED
800 Connecticut Avenue
Norwalk, Connecticut 06854

Engagement of Proxy Solicitor
Priceline.com Incorporated retained Phoenix Advisory Partners (“Phoenix”) to act as a proxy solicitor in conjunction with its Annual Meeting of Stockholders to be held on June 7, 2012. Phoenix may assist us in soliciting proxies by telephone, through the mail and by other means. We have agreed to pay Alliance $8,500 plus reasonable out-of-pocket expenses for proxy solicitation services.